JENNISON BLEND FUND, INC.
Supplement dated December 11, 2009 to the Prospectus dated October 30, 2009

The Board of Directors of the Fund recently approved a change in the dividend and capital gains distribution policies for the Fund.

To reflect this change, the section of the Prospectus entitled “Fund Distributions and Tax Issues” is hereby revised by deleting the table entitled “Fund Distribution Schedule” and substituting the following new table:

Fund Distribution Schedule
Dividends	At Least Annually
Short-Term Capital Gains	At Least Annually
Long-Term Capital Gains	At Least Annually

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